--------------------------

                                    DEBENTURE

                           --------------------------






                                       by

                       INVU INTERNATIONAL HOLDINGS LIMITED

                                   in favor of

                                BANK OF SCOTLAND

                                BANK OF SCOTLAND

                                LEGAL OPERATIONS

CLAUSES                                                            PAGE
-------                                                            ----

1.       Covenant to pay                                             1

2.       Demands or Notices                                          1

3.       Charging provisions                                         1

4.       Security to be continuing                                   4

5.       Continuing obligations                                      4

6.       Continuing obligations in respect of Assets                 4

7.       Appointment of Receiver                                     5

8.       Power of Attorney                                           6

9.       Application of security proceeds                            6

10.      Dealings with property requiring BoS consent                7

11.      BoS power of sale                                           7

12.      Company to meet BoS expenses                                7

13.      Operating of Company's account with BoS                     7

14.      BoS right of set-off                                        8

15.      Company's authority to release information                  8

16.      Appointment of Investigating Accountant                     8

17.      Power to grant Debenture                                    8

18.      Definitions                                                 8

19.      Governing Law                                               9

IMPORTANT NOTICE: We recommend that you consult your solicitor or other independent legal adviser before accepting this document.


                                    DEBENTURE

This DEBENTURE is made by:

INVU INTERNATIONAL HOLDINGS LIMITED (Company Number 3340939) of The Beren Blisworth Hill Farm Stoke Road Blisworth Northamptonshire NN73DB (registered office) (the "Company") in favor of The Governor and Company of the Bank of Scotland ("BOS").

                       Definitions are given in Clause 18.

1.       Covenant to Pay
         ---------------

         The Company covenants that it will on demand in writing pay or discharge the Secured Liabilities.

2.       Demands or Notices
         ------------------

         2.1 A demand for payment or any other demand or notice under this Debenture may be made or given by any manager or officer of BOS by letter addressed to the Company and sent by first class post or telefax transmission to or left at the registered office of the Company or the Company's existing or last known place of business (or if more than one, any one of such places);

         2.2 If a demand or notice is sent by post it will be deemed to have been made or given at noon on the day following the day the letter was posted and if by fax shall be deemed to have been given when sent provided a transmission report is received;

         2.3 In order to prove that a notice or demand has been served, BOS need only prove that the notice or demand was properly addressed and posted or transmitted;

         2.4 A certificate by any manager or officer of BOS as to the amount of the Secured Liabilities or any part of them will, in the absence of manifest error, be conclusive and binding on the Company.

3.       Charging provisions
         -------------------

         3.1 The company charges to BOS as a continuing security and with full title guarantee for the payment or discharge of the Secured Liabilities:

                  3.1.1 by way of legal mortgage all the freehold and leasehold and leasehold property (including the property described in the Schedule) now vested in it whether or not the title to the property is registered at H.M. Land Registry together with all present and future buildings, fixtures (including trade and tenant's fixtures), plant and machinery which are at any time on the property

                  3.1.2    by way of fixed charge:

                           3.1.2.1 all future freehold and leasehold property belonging to the company together with all buildings, fixtures (including trade and tenant's fixtures), plant and machinery which are at anytime on the property;

                           3.1.2.2 all present and future interests of the Company in or over land or the proceeds of sale of it and all present and future licenses of the Company to enter upon or use land and the benefit of all other agreements relating to land to which it is or may become party or otherwise entitled and all fixtures (including trade and tenant's fixtures), plant and machinery which are at any time on the property charged under this Debenture;

                           3.1.2.3 all the company's goodwill and uncalled capital for the time being;

                           3.1.2.4 all present and future stocks, shares and other securities owned (at law or in equity) by the company and all rights and interests accruing or offered at any time in relation to them all rights and interests in and claims under all policies of insurance and assurance held or to be held by or inuring to the benefit of the Company and the benefit of all rights and claims to which the Company is now or may be entitled under any contracts;

                           3.1.2.5 all patents, patent applications, trade marks, trade mark applications, trading names, brand names, service marks, copyrights, rights in the nature of copyright, moral rights, inventions, design rights, registered designs, all trade secrets and know-how, computer rights, programs, systems, tapes, disks, software, all applications for registration of any of them and other intellectual property rights held or to be held by the Company or in which it may have an interest and the benefit of all present and future agreements relating to the use of or licensing or exploitation of any such rights (owned by the Company or others) and all present and future fees, royalties or similar income derived from or incidental to any of the foregoing in any part of the world;

                           3.1.2.6 all present and future book and other debts and monetary claims of the Company whether payable now or in the future and the benefit of all present and future rights and claims of the Company against third parties relating to them and capable of being satisfied by the payment of money (save as charged under sub-clause 3.1.2.4);

                           3.1.2.7 all present and future plant and machinery not otherwise charged under this Clause 3 and all other present and future channels of the Company (excluding any of the same for the time being forming part of the Company's stock in trade or work in progress); and

                           3.1.2.8 all present and future bank accounts, cash at bank and credit balances of the Company with any bank or other person whatsoever and all rights relating or attaching to them (including the right to interest);

                  3.1.3    by  way  of  floating   charge  all  the  Assets  not
                           effectively otherwise charged by this Clause 3, including (without limitation) any immovable property of the Company in Scotland and any Assets in Scotland falling within any of the types mentioned in sub -clause 3.1.2, but so that the Company is prohibited from creating any fixed security or mortgage or any other floating charge over the Assets having priority over or ranking pari passu with ---------- the floating charge created by this sub-clause (otherwise than in favor of BOS to part with or dispose of any part of those Assets except by way of sale in the ordinary course of its business.

         3.2 BOS may at any time, by notice to the Company, immediately convert the floating charge created under sub-clause 3.1.3 into a fixed charge over any Assets specified in that notice and the floating charge will, without notice from BOS, automatically be converted with immediate effect into a fixed charge:

                  3.2.1 in respect of any Assets which become subject to a fixed charge in favor of any other person or to a disposition otherwise than by way of sale in the ordinary course of the Company's business immediately upon such charge or disposition;

                  3.2.2    in respect of all the Assets charged under sub-clause
                           3.1.3 if and when the Company ceases to carry on business or to be a going concern; and

                  3.2.3 in respect of all Assets on the making of an order for the compulsory winding-up of the company or on the convening of a meeting for the passing of a resolution for the voluntary winding-up of the Company or on the presentation of a petition for the making of an administration order in relation to the Company or on the presentation of an application for a warrant of execution, writ of fieri facias, garnishee order or charging order.

         3.3 Sub-clause 3.2 will not apply to any Assets situated in Scotland.

         3.4      The Company will not without the previous  written  consent of
                  BOS:

                  3.4.1 create or attempt to create or permit to subsist any mortgage, charge, lien (other than a lien arising in the ordinary course of business by operation of law) or encumbrance on any Asset charged under this Debenture; or

                  3.4.2    dispose of or part with possession in any way (except
                           on  the  determination  of  any  lease,   tenancy  or
                           license) or share occupation of any Asset; or

                  3.4.3 in any way dispose of the equity of redemption of any such Asset or any interest in any such Asset and the Company applies (and will apply), to the Chief Land Registrar for a restriction to be entered on the register of title of all present and future registered freehold and leasehold property of the Company in the following terms:

                  "Except under an order of the Registrar no disposition by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the charge hereby created".

         3.5 The Company will, if required to do so by BoS, deposit with BoS during the continuance of this security and BoS will be entitled to hold all deeds and documents of title relating to the Company's freehold, leasehold and heritable property and stocks, shares and other securities and all policies of insurance and assurance.

         3.6 The Company (at its own cost) will on demand in writing by BoS execute and deliver in such form as BoS may reasonably require:

                  3.6.1 a legal mortgage of any freehold or leasehold property of the Company which is not effectively charged by sub-clause 3.1.1 and of any freehold or leasehold property acquired by the Company after the date of this Debenture;

                  3.6.2 a standard security or other fixed security over the Company's heritable freehold, leasehold or other property;

                  3.6.3 a fixed charge or assignment in security of any Asset subject to a floating charge under sub-clause 3.1.3; and

                  3.6.4 a chattel mortgage over such chattels, plant and machinery as BoS may specify;

                  and the Company will do and concur in all such other acts or things as BoS may deem necessary to vest in BoS title to all or any of the Assets.

         3.7 Any fixed mortgage, charge or other security hereafter created by the Company in favor of BoS shall have priority over the floating charge created by this Debenture, except insofar as BoS shall declare otherwise whether at or after the time of creation of such fixed security.

         3.8 The Company will pay into its account with BoS (or as BoS may direct) all moneys which it receives in respect of any policies of insurance or assurance, fees, royalties, income or book or other debts or any other of the rights and claims charged to BoS under sub-clause 3.1.2 and until such payment hold all moneys so received upon trust for BoS and will not without the prior written consent of BoS charge, factor, discount, or assign any of those policies, fees, royalties, income, debts, rights or claims in favor of any other person or purport to do so.

4.       Security to be continuing
         -------------------------

         This security will be a continuing security for the Secured Liabilities notwithstanding any intermediate payment or settlement of all or any part of the Secured Liabilities or other matter or thing whatsoever and will be without prejudice and in addition to any other right, remedy or security of whatever sort which BoS may hold at any time for the Secured Liabilities or any other obligation whatsoever and will not be affected by any release, reassignment or discharge of such other right, remedy or security.

5.       Continuing obligations
         ----------------------

         Save where the provisions of this Clause are inconsistent with or conflict with the terms of any facility letter entered into between (inter alia) the Company and BoS from time to time (in which case the facility letter shall prevail to the extent of any such inconsistency or conflict), the Company will:

         5.1 deliver to BoS copies of its trading and profit and loss account and audited balance sheet in respect of each financial year (and also that of the Company's holding company (if any) and each of its subsidiaries) as soon as the same become available and in any event no later than three months (or such longer period as BoS may agree in writing) after the end of each financial year and also from time to time such other financial statements and information as BoS may reasonably require;

         5.2 promptly notify BoS of its acquisition of any heritable, freehold or leasehold property;

         5.3 not without the previous written consent of BoS redeem or purchase any of its own shares or issue any redeemable shares or create and issue any loan stock; and

         5.4 comply in all material respects with the terms of all applicable laws, including common law, statute and subordinate legislation, European Community Regulations and Directives and judgments and decisions of any court or authority competent to make such judgment or decision compliance with which is mandatory for the Company including without limitation all environmental laws, legislation relating to public health, town and country planning, control and handling of hazardous substances or wastes, fire precautions and health and safety at work.

6.       Continuing obligations in respect of the Assets
         -----------------------------------------------

         6.1      The Company covenants with BoS that the Company will:

                  6.1.1 keep the Assets in good and substantial repair and in good working order and condition and maintain all insurances in the name of the Company as are normally maintained by prudent companies carrying on similar businesses and in particular will insure and keep insured those of its Assets as are insurable with a reputable insurance company previously approved by BoS in writing with the interest of BoS noted upon the policy or at the option of BoS in the joint names of the Company and BoS against loss or damage by fire and all such other risks (and the Company will ensure that the policy contains such provisions for the protection of BoS as BoS may from time to time require) and in such amounts as are customarily insured against in relation to assets of such nature by prudent companies carrying on comparable businesses (having regard to the nature of the Company's business) with that of the Company at least to the full replacement value for the time being with adequate provision to cover other losses;

                  6.1.2 pay all premiums and other moneys necessary for effecting and maintaining such insurances in force on the dates upon which such moneys are to be paid under the insurance policy and will on demand produce to BoS proof that all such payments have been properly made together with the policy or policies of insurance.

         6.2 If the Company fails to keep any of the Assets in good and substantial repair and in good working order and condition or does not take out and maintain such insurances as set out above or prove to BoS that the premiums and other moneys have been paid then BoS may as it thinks fit repair and keep in repair the Assets or any of them (with liberty for that purpose by itself or its agents to enter upon the freehold and leasehold property of the Company) or take out or renew any such insurance in any sum and on terms which BoS may think fit.

         6.3 BoS will be entitled to be paid the proceeds of any such policy of insurance (other than in respect of employers' or public liability) and the Company will promptly irrevocably instruct any insurer of a policy to pay the proceeds of it to BoS and undertakes to BoS to repeat that instruction if BoS requires.

         6.4 All moneys received on any insurance policy (unless paid to BoS in terms of subclause 6.3) will, as BoS requires, be applied either in making good the loss or damage in respect of which the money is received or in or towards discharge of the Secured Liabilities.

         6.5 The Company will permit any authorized representative of BoS at all reasonable times to enter upon any part of the freehold and leasehold property of the Company and of any other property where the Company may be carrying out any contract or other works and to inspect the Company's books of account and other books and documents and those of its subsidiaries.

7.       Appointment of Receiver
         -----------------------

         7.1 BoS shall be and is entitled to appoint in writing a receiver, a receiver and manager or administrative receiver (the "Receiver" which term will include plural and any substitute receiver(s)) of all or any of the Assets either immediately or at any time after:

                  7.1.1    a request from the Company for such appointment;

                  7.1.2 the Company's failure to make payment in full of all or any of the Secured Liabilities following a demand for payment from BoS; or

                  7.1.3 the presentation of a petition for an administration order to be made in respect of the Company.

                  7.2 Where more than one receiver is appointed they will have power to act separately (unless the appointment of BoS specifies to the contrary).

                  7.3 Any appointment over part only of the Assets charged under this Debenture will not preclude BoS from making any subsequent appointment of a Receiver over any part of the Assets over which an appointment has not previously been made by it.

                  7.4 BoS may from time to time determine the remuneration of the Receiver and may (subject to Section 45 of the Insolvency Act 1986) remove the Receiver from all or any part of the Assets of which he is the Receiver and at any time after any Receiver has vacated office or ceased to act, appoint a further Receiver over all or any part of those Assets.

                  7.5 The Receiver will be the agent of the Company (which will be solely liable for his acts, defaults and remuneration) unless and until lit goes into liquidation, (after which he will act as principal), and will have and be entitled to exercise in relation to the Company all the powers set out in Schedule 1 to the Insolvency Act 1986 and all the powers conferred from time to time on Receivers by statute and in particular by way of addition to but without prejudice to those powers (and those of BoS) the Receiver will have power:

                           7.5.1 to sell, let or lease or concur in selling, letting or leasing and to vary the terms or determine, surrender or accept surrenders of leases or tenancies of or grant options and licenses over all or any part of the Assets and so that any such sale may be made for cash payable by installments or for shares or securities of another company and the Receiver may promote or concur in promoting a company to purchase the Assets to be sold;

                           7.5.2 to sever any fixtures (including trade and tenant's fixtures) from the property of which they form part;

                           7.5.3    to  exercise  all  voting  and other  rights
                                    attaching   to  stocks,   shares  and  other
                                    securities owned by the Company;

                           7.5.4    to  make  and   effect   all   repairs   and
                                    improvements;

                           7.5.5 to redeem any prior encumbrance and to settle and pass the accounts of the encumbrancer and any accounts so settled and passed will (subject to any manifest error) be conclusive and binding on the Company and the moneys so paid will be deemed to be an expense properly incurred by the Receiver;

                           7.5.6 to promote the formation of a subsidiary or subsidiaries of the Company, purchasing, leasing, licensing or otherwise acquiring interests in all or any of the assets of the Company;

                           7.5.7 to make any arrangement or compromise which BoS or the Receiver may think fit;

                           7.5.8 to make and effect all repairs, renewals, improvements, and insurances;

                           7.5.9 to appoint managers, officers and agents for any of the purposes referred to in this Clause 7 at such salaries as the Receiver may determine;

                           7.5.10 to do all other acts and things as may be considered by the Receiver to be incidental or conducive to the above or otherwise incidental or conducive to the preservation, improvements or realization of the Assets.

         7.6 A person dealing with the Receiver in good faith and for value shall not be concerned to inquire whether the Receiver is validly appointed or acting within his powers.

8.       Power of Attorney
         -----------------

         The Company irrevocably appoints BoS (whether or not the Receiver has been appointed) and also (as a separate appointment) the Receiver severally the Attorney and Attorneys of the Company, for the Company and in its name and on its behalf and as its act and deed or otherwise to execute and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which may be required of the Company under this Debenture or may be deemed proper for any of its purposes, and to convey or transfer a legal estate to any purchaser of any freehold, leasehold or heritable property charged under this Debenture.

9.       Application of security proceeds
         --------------------------------

         Any moneys received under the powers conferred by this Debenture will, subject to the repayment of any prior claims, be paid or applied in the following order of priority:

         9.1 in satisfaction of all costs, charges and expenses properly incurred and payments properly made by BoS or the Receiver and of the remuneration of the Receiver;

         9.2 in or towards satisfaction of the Secured Liabilities in whatever order BoS may require;

         9.3      as to the surplus (if any) to the person(s) entitled to it;

         Provided that the Receiver may retain any moneys in his hands for so long as he thinks fit, and BoS may, without prejudice to any other rights BoS may have at any time and from time to time, place and keep for such time as BoS may think prudent any moneys received, recovered or realized under or by virtue of this Debenture to or at a separate or suspense account to the credit either of the Company or of BoS as BoS thinks fit without any intermediate obligation on the part of BoS to apply such moneys or any part of such moneys in or towards the discharge of the Secured Liabilities.

10.      Dealings with property requiring BoS consent
         --------------------------------------------

         While this Debenture subsists:

         10.1 no statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of the whole or any part of the freehold and leasehold property charged under this Debenture will be capable of being exercised by the Company without the previous written consent of BoS;

         10.2 the Company shall not be entitled to part with possession (otherwise than on the determination of any lease, tenancy or license) of any property hereby charged, or to share the occupation thereof with any other person or persons, or to surrender or purport to surrender or permit to be forfeited the lease of any leasehold property hereby charged without such consent as aforesaid;

         10.3 Section 93 of the Law of Property Act 1925 (consolidation of mortgages) will not apply to this Debenture.

11.      BoS power of sale
         -----------------

         11.1 Section 103 of the Law of Property Act 1925 will not apply to this Debenture but the statutory power of sale will as between BoS and a purchaser from BoS arise on and be exercisable at any time after the execution of this Debenture provided that BoS will not exercise the power of sale until payment of all or any part of the Secured Liabilities has been demanded or the Receiver has been appointed but this proviso will not affect a purchaser or put him upon inquiry whether such demand or appointment has been validly made.

         11.2 The statutory powers of sale, leasing and accepting surrenders exercisable by BoS under this Debenture are extended so as to authorize BoS whether in its own name or in that of the Company to grant a lease or leases of the whole or any part or parts of the freehold and leasehold property of the Company with whatever rights relating to other parts of it and containing whatever covenants on the part of the Company and generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) and whether or not at a premium as BoS thinks fit.

12.      Company to meet BoS expenses
         ----------------------------

         All costs, charges and expenses incurred hereunder by BoS, and all other moneys paid by BoS or by the Receiver in perfecting or otherwise in connection with this security or in respect of the Assets, including (without prejudice to the generality of the foregoing) (1) all moneys expended by BoS under Clauses 6 and 16 hereof, (2) all costs of BoS (on a solicitor and own client basis) of all proceedings for the enforcement of this security or for obtaining payment of moneys hereby secured or arising out of or in connection with the acts authorized by Clause 7 hereof, (3) all costs and losses to BoS arising in consequence of any default by the Company in the performance of its obligations and
         (4) all administrative charges of BoS based on the time spent by it in connection with any of the foregoing shall be recoverable from the Company as a debt and may be debited to any account of the Company and shall bear interest accordingly and shall be charged on the Assets.

13.      Operation of Company's account with BoS
         ---------------------------------------

         On receiving notice that the Company has encumbered or disposed of any of the Assets BoS will be entitled to close the Company's then current account or accounts and to open a new account or accounts with the Company and (without prejudice to any right of BoS to combine accounts) no money paid in or carried to the Company's credit in any such new account will be appropriated towards or have the effect of discharging any part of the amount due to BoS on any closed account. If BoS does not open a new account or accounts immediately on receipt of such notice BoS will nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made to BoS will be credited or be treated as having been credited to the new account or accounts and will not reduce the amount of the Secured Liabilities.

14.      BoS right of set-off
         --------------------

         14.1 The Company agrees that any moneys from time to time standing to its credit on any account with BoS may be retained as cover for and at any time without notice to the Company applied by BoS in or towards payments or satisfaction of any moneys or liabilities now or hereafter from time to time due, owing or incurred by the Company to BoS in whatsoever manner whether presently payable or not, whether actually or contingently, whether solely or jointly with any other person and whether as principal or surety.

         14.2 If BoS exercises any right of set-off in respect of any liability of the Company and that liability or any part of it is in a different currency from any credit balance against which BoS seeks to set it off, BoS may use the currency of the credit balance to purchase an amount in the currency of the liability at the then prevailing spot rate of exchange and to pay out of the credit balance all costs, charges and expenses incurred by BoS in connection with that purchase.

15.      Company's authority to release information
         ------------------------------------------

         The Company agrees that BoS may from time to time seek from any person having dealings with the Company such information about it and its affairs as BoS may think fit and authorizes and requests any such person to provide that information to BoS and agree to provide such further authority for this purpose as BoS from time to time may require.

16.      Appointment of Investigating Accountant
         ---------------------------------------

         The Company will at its own cost at any time if so required by BoS appoint an accountant or firm of accountants nominated by BoS to investigate the financial affairs of the Company and those of its subsidiaries and report to BoS. The Company authorizes BoS itself at any time to make such appointment without further authority being required from the Company as it shall think fit and in every such case the fees and expenses of such accountants will be paid by the Company but may be paid by BoS on the Company's behalf and BoS may at the time of such appointment or at any time after such appointment guarantee payment by the Company of such fees and expenses.

17.      Power to grant Debenture
         ------------------------

         The Company certifies that the security created by this Debenture does not contravene any of the provisions of its Memorandum or Articles of Association.

18.      Definitions
         -----------

         In the interpretation of this Debenture:

         18.1 "Assets" shall mean the whole of the property (including uncalled capital) which is or may be from time to time comprised in the property and undertaking of the Company;

         18.2 "Secured Liabilities" shall mean all or any monies and liabilities which will for the time being (and whether on or at any time after demand) be due, owing or incurred in whatsoever manner to BoS by the Company, whether actually or contingently, solely or jointly and whether as principal or surety and whether or not BoS shall have been an original party to the relevant transaction, and including interest, discount, commission and other lawful charges or expenses which BoS may in the course of its business charge or incur in respect of any of those matters or for keeping the Company's account, and so that interest shall be computed and compounded according to the usual BoS rates and practice as well after as before any demand made or decree obtained under this Debenture;

         18.3     References to:

                  18.3.1 statutes, statutory provisions and other legislation shall include all amendments, substitutions, modifications and re-enactments for the time being in force;

                  18.3.2   "control"  of any  company  shall be  interpreted  in
                           accordance   with  Section  840  of  the  Income  and
                           Corporation Taxes Act 1988;

                  18.3.3 "including" shall not be construed as limiting the generality of the words preceding it;

                  18.3.4   this Debenture shall include the Schedule;

                  18.3.5 any term or phrase defined in the Companies Act 1985 (as amended from time to time) shall bear the same meaning in this Debenture;

                  18.3.6 words importing the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

                  18.3.7 this Debenture and to any provisions of it or to any other document referred to in this Debenture shall be construed as references to it in force for the time being as amended, varied, supplemented, restated, substituted or novated from time to time;

                  18.3.8 any person are to be construed to include references to a corporation, firm, company, partnership, joint venture, unincorporated body of persons, individual or any state or agency of a state, whether or not a separate legal entity;

                  18.3.9 any person are to be construed to include that person's assignees or transferees or successors in title, whether direct or indirect;

                  18.3.10  clause  headings are for ease of  reference  only and
                           are  not  to  affect  the   interpretation   of  this
                           Debenture.

19.      Governing Law
         -------------

         This Debenture will be governed by and construed according to English law.

         IN WITNESS whereof this Debenture has been executed by the Company as a deed and signed on behalf of BoS this 13th day of July 2000.


                                                        The Schedule
---------------------------------------- -------------------------------------- --------------------------------------
County and District (or London Borough)     Title No.(s) (if registered land)           Address or Description
---------------------------------------- -------------------------------------- --------------------------------------







---------------------------------------- -------------------------------------- --------------------------------------




Executed and Delivered as a deed by the Company (pursuant to a resolution of its Board of Directors) acting by:

Director          /s/ David Morgan
         --------------------------------------

Director/Secretary         /s/ J.C. Agostini
                   ---------------------------------

Signed on behalf of BoS by:


/s/
---------------------------------------------------

The address for service on BoS in the case of any registered land is:

Bank of Scotland,
124 Colmore Row,
Birmingham B3 3AU.

                   INVU International Holdings Limited [logo]

The Manager
Bank of Scotland
124 Colmore Row

BIRMINGHAM
B3 3AU

                                    DEBENTURE

We the undernoted signatories being a Director and Secretary of the above Company declare that we are the signatories to the execution of a Debenture in favor of the Governor and Company of the Bank of Scotland and that we have been authorized to execute the Debenture pursuant to a resolution of the board of directors of the Company.

/s/ David Morgan

DAVID MORGAN, Director

/s/ J.C. Agostini

JOHN AGOSTINI, Secretary

                                     [logo]

                         CERTIFICATE OF THE REGISTRATION

                             OF A MORTGAGE OR CHARGE

              Pursuant to section 401(2) of the Companies Act 1985

                              COMPANY No. 03340939

THE REGISTRAR OF COMPANIES FOR ENGLAND AND WALES HEREBY CERTIFIES THAT A DEBENTURE DATED THE 13TH ULY 2000 AND CREATED BY INVU INTERNATIONAL HOLDINGS LIMITED FOR SECURING ALL MONIES DUE OR TO BECOME DUE FROM THE COMPANY TO THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND ON ANY ACCOUNT WHATSOEVER WAS REGISTERED PURSUANT TO CHAPTER 1 PART XII OF THE COMPANIES ACT 1985 ON THE 19TH JULY 2000.

GIVEN AT COMPANIES HOUSE, CARDIFF THE 20TH JULY 2000.